Exhibit 10.1

AMENDMENT TO MINING LEASE AND AGREEMENT

This Amendment to Mining Lease and Agreement is entered into this 15th day of February, 2006 by and between Sunshine Precious Metals, Inc., a Delaware corporation (hereinafter referred to as “Sunshine”) and Sterling Mining Company, an Idaho corporation (hereinafter referred to as “Sterling”).

RECITALS:

A.	Sterling and Sunshine entered into a Mining Lease and Agreement (hereinafter “Lease”) with an effective date of June 6, 2003; and,

B.	Section 9.3.1 of said Lease provided that if Sterling increases its authorized capital and subsequently offers by applicable exemption additional common shares of Sterling, Sunshine would have certain rights to purchase an amount of exempted placement at the same cost offered to the other offerees; and,

C.	Sterling and Sunshine desire to amend Section 9.3.1 to provide for additional common stock to be transferred from Sterling to Sunshine; and,

D.	Sterling and Sunshine also desire to clarify Sterling’s right to use of tailings ponds, including the ConSil tailings impoundment pond and provide consideration for said clarification.

NOW THEREFORE in consideration for the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	That Section 9.3.1 of the Lease shall be amended to read as follows:

“9.3.1 As additional consideration, Sterling shall also transfer 100,000 shares of Sterling restricted common stock to Sunshine or its assignee. Said transfer shall be subject to all SEC rules, regulations and restrictions.”

2.	As consideration for the Amendment to Section 9.3.1, Sterling shall pay Sunshine Fifty Thousand Dollars ($50,000.00) within thirty (30) days of execution of this Amendment.

3.	In Section 3.5 of the Lease, Sterling was allowed the right to use certain areas retained by Sunshine, including but not limited to use of tailings ponds. Sunshine, in previous agreements with Formation Capital (now Formation Chemical) retained certain rights with respect to the tailings impoundment ponds at Big Creek. It is hereby confirmed that Sunshine assigned to Sterling, as a part of the Lease, Sterling’s rights to use the Big Creek Pond, as said right was retained by Sunshine. Sunshine agrees to execute a notice of assignment to be prepared by Sterling, Sunshine, at the Effective Date of the Lease, also owned the ConSil tailings impoundment pond and granted Sterling the right to use the pond. See Sections 1.3, 3.5 and Exhibit “D-1”.

3.1	Sterling and Sunshine hereby agree that Sterling may use the ConSil tailings impoundment pond for the discharge of any tailings which are generated from the mining of ore from the ConSil and/or Sunshine Mine or any ores mined from the Property the subject of the Lease. This right shall survive termination of the Lease in the event Sterling exercises its Option to Purchase the Property.

3.2	As consideration for the clarification set forth in Section 3.1, Sterling shall transfer 100,000 shares of Sterling’s restricted common stock to Sunshine or its assignee and said transfer shall be subject to all SEC rules, regulations and restrictions.

4.	American Reclamation, Inc. (ARI) hereby consents and approves of this Amendment to the Lease.

5.	Diversified Machine Technology, Inc., a Nevada corporation (DMT) also consents and approves this Amendment to the Lease. DMT is the assignee of Sunshine and/or ARI for some of the property, or an interest therein, the subject of the Lease.

6.	All other terms and conditions in the Lease shall remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment to Mining Lease and Agreement on the date set forth below.

DATED this          day of                 , 2006.

SUNSHINE PRECIOUS METALS, INC.

By:	/s/ Robert Mori
Robert Mori
Title:	President

STERLING MINING COMPANY

By:	/s/ Raymond DeMotte
Raymond DeMotte
Title:	President

AMERICAN RECLAMATION, INC.

By:	/s/ Robert Mori
Robert Mori
Title:	President

DIVERSIFIED MACHINE TECHNOLOGY, INC.

By:

Printed Name:

Title:

STATE OF	_________________________	)
: ss.
COUNTY OF	_________________________	)

On this          day of                     , 2006, before me the undersigned, a Notary Public in and for the state aforesaid, personally appeared ROBERT MORI, known or identified to me to be the President of SUNSHINE PRECIOUS METALS, INC., and he executed the foregoing instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my Notarial seal the day and year in this certificate first above written.

_____________________________________________
Notary Public in and for the State of _______________ Residing at: __________________________________ My Commissions expires: _______________________

STATE OF	_________________________	)
: ss.
COUNTY OF	_________________________	)

On this          day of                     , 2006, before me the undersigned, a Notary Public in and for the state aforesaid, personally appeared RAYMOND De MOTTE, known or identified to me to be the President of STERLING MINING COMPANY, and he executed the foregoing instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my Notarial seal the day and year in this certificate first above written.

_____________________________________________
Notary Public in and for the State of _______________ Residing at: __________________________________ My Commissions expires: _______________________

STATE OF	_________________________	)
: ss.
COUNTY OF	_________________________	)

On this          day of                     , 2006, before me the undersigned, a Notary Public in and for the state aforesaid, personally appeared ROBERT MORI, known or identified to me to be the President of AMERICAN RECLAMATION, INC., and he executed the foregoing instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my Notarial seal the day and year in this certificate first above written.

_____________________________________________
Notary Public in and for the State of _______________ Residing at: __________________________________ My Commissions expires: _______________________

STATE OF	_________________________	)
: ss.
COUNTY OF	_________________________	)

On this          day of                     , 2006, before me the undersigned, a Notary Public in and for the state aforesaid, personally appeared                     , known or identified to me to be the                      of DIVERSIFIED MACHINE TECHNOLOGY, INC., and he executed the foregoing instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my Notarial seal the day and year in this certificate first above written.

_____________________________________________
Notary Public in and for the State of _______________ Residing at: __________________________________ My Commissions expires: _______________________

NOTICE OF ASSIGNMENT

Notice is hereby provided that Sunshine Precious Metals, Inc., (Sunshine) entered into a Mining Lease and Agreement (Lease) with Sterling Mining Company (Sterling) on June 6, 2003.

Pursuant to the Lease Sterling acquired and is assigned Sunshine’s rights to use the Big Creek tailings impoundment ponds, as said right was retained in Section 3.19 of the agreement between Sunshine and Formation Capital Corporation U.S. (now Formation Chemical) dated August 16, 2001. The assignment to Sterling Sunshine is subject to all the terms and conditions set forth in Section 3.19.

DATED this 25th day of January, 2006.

SUNSHINE PRECIOUS METALS, INC.

By:	/s/ Robert Mori
Robert Mori
Title:	President

STATE OF	_________________________	)
: ss.
COUNTY OF	_________________________	)

On this          day of                     , 2006, before me the undersigned, a Notary Public in and for the state aforesaid, personally appeared ROBERT MORI, known or identified to me to be the President of SUNSHINE PRECIOUS METALS, INC., and he executed the foregoing instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my Notarial seal the day and year in this certificate first above written.

_____________________________________________
Notary Public in and for the State of _______________ Residing at: __________________________________ My Commissions expires: _______________________